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                                                                EXHIBIT 14

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 20, 1998 on the Van Eck/Chubb Funds, Inc., which is included in the Annual Report to Shareholders for the year ended December 31, 1997, and is incorporated by reference, in this Registration Statement (Form N-14 No. 33-14737) of Van Eck/Chubb Funds, Inc.


                                                /s/ Ernst & Young LLP
                                                    ERNST & YOUNG LLP

New York, New York
March 17, 1998